UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective as of October 18, 2022, the Audit Committee of the Board of Directors of ABVC BioPharma, Inc. (the “Company”) and the Company’s Board of Directors approved the engagement of WWC P.C. CPA (“WWC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

During the two fiscal years ended December 31, 2021 and the subsequent interim period through October 17, 2022, neither the Company nor anyone acting on its behalf has consulted with WWC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to us by WWC that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On October 18, 2022, the Audit Committee accepted and approved the resignation of the Company’s auditor, KCCW Accountancy Corp. (“Former Auditor”) as the Company’s independent registered public accounting firm.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through October 17, 2022, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Former Auditor’s satisfaction, would have caused Former Auditor to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years. In addition, during the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through October 17, 2022, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Former Auditor with a copy of this Current Report on Form 8-K and requested that Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Former Auditor’s letter, dated October 21, 2022, is attached hereto as Exhibit 16.1.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from KCCW Accountancy Corp. to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

October 21, 2022	By:	/s/ Howard Doong
Howard Doong
Chief Executive Officer

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